Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER THEREUNDER

This First Amendment to Credit Agreement and Waiver Thereunder (this “Amendment”), dated as of December 14, 2011, is entered into by AVISTA CORPORATION, a Washington corporation (the “Borrower”), the financial institutions identified on the signature pages hereof as “Continuing Lenders” (the “Continuing Lenders”), the financial institutions identified on the signature pages hereof as “Exiting Lenders” (the “Exiting Lenders”), the financial institutions identified on the signature pages hereof as “New Lenders” (the “New Lenders” and, together with the Continuing Lenders and the Exiting Lenders, the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Issuing Bank, and UNION BANK, N.A., as Administrative Agent (the “Administrative Agent”) and an Issuing Bank.

Recitals

A. The parties hereto, other than the New Lenders, are party to a Credit Agreement dated as of February 11, 2011 (the “Credit Agreement”). Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the provisions of Section 1.02 of the Credit Agreement are incorporated herein by reference.

B. The Borrower, the Continuing Lenders and the New Lenders wish to revise the pricing terms of the Credit Agreement, extend the Expiration Date pursuant to Section 2.20 of the Credit Agreement and restate Schedule 2.01 to the Credit Agreement, and the Lenders wish to waive certain requirements of Section 2.20 of the Credit Agreement. Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, the Issuing Banks and the Administrative Agent hereby agree as set forth below.

SECTION 1. Amendments to Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 of this Amendment, the Borrower, the Continuing Lenders and the New Lenders hereby agree that the Credit Agreement is amended as set forth below.

(a) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended in full to read as follows:

“‘Applicable Rate’ shall mean, on any date with respect to the Facility Fee, Eurodollar Loans, ABR Loans or the LC Participation Fee, the rate per annum set forth in the following table in the ‘Facility Fee,’ ‘Eurodollar Margin,’ ‘ABR Margin’ or ‘LC Participation Fee’ column, as applicable, for the Pricing Level in effect for such date.

Pricing Level	Facility Fee	Eurodollar Margin	ABR Margin	LC Participation Fee
I	0.100%	0.775%	0.000%	0.775%
II	0.125%	0.875%	0.000%	0.875%
III	0.175%	0.950%	0.000%	0.950%
IV	0.200%	1.050%	0.050%	1.050%
V	0.250%	1.250%	0.250%	1.250%
VI	0.300%	1.450%	0.450%	1.450%

For purposes of determining which Pricing Level is applicable in the foregoing table, the following rules will apply:

‘Pricing Level I’ will be applicable at any date if, at such date, the Senior Debt Rating is Fifth Lowest Investment Grade or higher;

‘Pricing Level II’ will be applicable at any date if, at such date, the Senior Debt Rating is Fourth Lowest Investment Grade and Pricing Level I is not applicable;

“Pricing Level III” will be applicable at any date if, at such date, the Senior Debt Rating is Third Lowest Investment Grade and neither Pricing Level I nor Pricing Level II is applicable;

‘Pricing Level IV’ will be applicable at any date if, at such date, the Senior Debt Rating is Second Lowest Investment Grade and none of Pricing Level I, Pricing Level II or Pricing Level III is applicable;

‘Pricing Level V’ will be applicable at any date if, at such date, the Senior Debt Rating is Lowest Investment Grade and none of Pricing Level I, Pricing Level II, Pricing Level III or Pricing Level IV is applicable;

‘Pricing Level VI’ will be applicable at any date if, at such date, (i) the Senior Debt Rating is Highest Non-Investment Grade or lower or (ii) there is no applicable Senior Debt Rating.”

(b) The definition of “Expiration Date” in Section 1.01 of the Credit Agreement is amended in full to read as follows:

“‘Expiration Date’ shall mean February 10, 2017.”

(c) Schedule 2.01 to the Credit Agreement is amended in full to be in the form attached hereto as Schedule 2.01.

SECTION 2. Waivers. Subject to satisfaction of the conditions precedent set forth in Section 3 of this Amendment, the Lenders hereby waive (a) the notice provided for in Section 2.20(a) of the Credit Agreement with respect to extension of the Expiration Date, (b) the provisions of Section 2.20(f) of the Credit Agreement, to the extent different from the provisions of Section 5 hereof, and (c) the condition specified in Section 4.03(a) of the Credit Agreement that no Loans be outstanding on the date of extension of the Expiration Date pursuant to Section 2.20.

SECTION 3. Conditions Precedent. This Amendment shall become effective on the date (the “Effective Date”), not later than December 30, 2011, on which all of the conditions set forth below have been fulfilled.

(a) The Administrative Agent shall have received all of the following, each dated the Effective Date (unless otherwise specified below), in form and substance satisfactory to the Administrative Agent and in the number of originals requested thereby:

(i) this Amendment, duly executed by the Borrower, the Lenders and the Issuing Banks;

(ii) evidence that the Borrower has furnished to the trustee under the First Mortgage the evidence of extension contemplated by Article I, Section 1, subsection (II)(h) of the Supplemental Indenture;

(iii) opinions of Davis Wright Tremaine LLP, counsel to the Borrower, Hawley Troxell Ennis & Hawley LLP, Idaho counsel to the Borrower, and Crowley Fleck PLLP, Montana counsel to the Borrower (or such other firm or firms approved by the Administrative Agent), each addressed to the Administrative Agent, the Lenders and the Issuing Banks (or, in the case of the latter two opinions, addressed to Davis Wright Tremaine LLP), with respect to such matters relating to (A) the Borrower, (B) this Amendment and each Commitment Extension Supplement delivered pursuant hereto (the “Amendment Documents”) and (C) the Loan Documents as amended by the Amendment Documents as the Administrative Agent or any Lender or Issuing Bank may reasonably request (the Borrower hereby instructing each such counsel to deliver its opinion to the Administrative Agent);

(iv) evidence satisfactory to the Administrative Agent that the Borrower has obtained all consents and approvals of, and has made all filings and registrations with, any Governmental Authority required in order to consummate the Transactions (as defined in Section 4(b) hereof), in each case without the imposition of any condition that, in the judgment of the Administrative Agent, could adversely affect the rights or interests of the Lenders, the Issuing Banks or the Administrative Agent under any of the Amendment Documents or the Loan Documents as amended thereby;

(v) a copy of the articles of incorporation of the Borrower (as most recently amended and restated), including all amendments thereto, certified as of a recent date by the Secretary of State of the State of Washington;

(vi) certificates, each dated as of a recent date, from the appropriate Governmental Authorities of the States of Washington, Idaho, Montana and Oregon as to the good standing of the Borrower to do business in those states;

(vii) a certificate of the Secretary or Assistant Secretary of the Borrower certifying (A) that attached thereto is a true and complete copy of the restated articles of incorporation and the bylaws of the Borrower as in effect on the Effective Date of this Amendment and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of the Borrower authorizing the Transactions, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the articles of incorporation of the Borrower have not been amended since the date of the last amendment thereto shown on the certification with respect thereto furnished pursuant to clause (v) above and (D) as to the incumbency and specimen signature of each officer executing any Amendment Document or any other document delivered in connection therewith on behalf of the Borrower;

(viii) a certificate of another officer of the Borrower as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate provided pursuant to clause (vii) above;

(ix) a certificate of a Financial Officer of the Borrower certifying that the representations and warranties set forth in Sections 4(f) and (g) of this Amendment are true and correct;

(x) an endorsement or other written assurance, dated as of a recent date, provided by First American Title Insurance Company confirming that title insurance policy number NSL 31426-SEA issued thereby, including all endorsements thereto (collectively the “Title Policy”), (A) insures the Lien of the First Mortgage (including as modified by the Supplemental Indenture) securing the First Mortgage Bond, in each case with the Expiration Date extended to February 10, 2017, (B) insures the trustee under the First Mortgage as the insured party and (C) insures the Borrower’s title to the real property subject to the Lien of the First Mortgage, and the validity and first priority of the Lien of the First Mortgage (subject to Liens permitted to exist by the terms of the First Mortgage), in an amount not less than $785,000,000, certified by a Financial Officer of the Borrower;

(xi) a Commitment Extension Supplement with respect to each Additional Commitment Lender, duly executed by such Additional Commitment Lender, the Borrower and each Issuing Bank;

(xii) an Administrative Questionnaire, duly executed by each New Lender; and

(xiii) such other documents as the Administrative Agent or any Lender, or legal counsel to any of them, may reasonably request.

(b) All fees payable by the Borrower to the Administrative Agent, the “Co-Lead Arrangers” identified on the cover page of the Credit Agreement, the Issuing Banks, the Lenders or any of their respective Affiliates on or prior to the Effective Date with respect to this Amendment, and all amounts payable by the Borrower pursuant to Section 10.05 of the Credit Agreement for which invoices have been delivered to the Borrower on or prior to the Effective Date, shall have been paid in full or arrangements satisfactory to the Administrative Agent shall have been made to cause them to be paid in full.

(c) All legal matters incident to the Amendment Documents, the Loan Documents as amended thereby and the Transactions shall be reasonably satisfactory to the Administrative Agent, the Lenders, the Issuing Banks and their respective legal counsel.

SECTION 4. Representations and Warranties. In order to induce the Lenders, the Issuing Banks and the Administrative Agent to enter into this Amendment, the Borrower represents and warrants to them as set forth below.

(a) The Borrower has the corporate power and authority (i) to execute and deliver the Amendment Documents, (ii) to perform its obligations under the Amendment Documents and under the Loan Documents as amended thereby and (iii) to borrow Loans and procure the issuance of Letters of Credit.

(b) The execution and delivery of the Amendment Documents by the Borrower, the performance by the Borrower of its obligations under the Amendment Documents and the Loan Documents as amended thereby, and the borrowing of Loans and procurement of Letters of Credit under the Credit Agreement as amended hereby (collectively the “Transactions”), (i) have been duly authorized by all requisite corporate and, if required, stockholder action and (ii) will not (A) violate any provision of law, statute, rule or regulation the violation of which could reasonably be expected to impair the validity or enforceability of any Amendment Document or any Loan Document as amended thereby or materially impair the rights of or benefits available to the Lenders, the Issuing Banks or the Administrative Agent under any Amendment Document or any Loan Document as amended thereby, (B) violate any provision of the certificate or articles of incorporation or other constitutive documents or bylaws of the Borrower or any Significant Subsidiary, (C) violate any order of any Governmental Authority the violation of which could reasonably be expected to impair the validity or enforceability of any Amendment Document or any Loan Document as amended thereby or materially impair the rights of or benefits available to the Lenders, the Issuing Banks or the Administrative Agent under any Amendment Document or any Loan Document as amended thereby, (D) violate any provision of any indenture or other material agreement or instrument evidencing or relating to borrowed money to which the Borrower or any Significant Subsidiary is a party or by which any of them or any of their property is or may be bound, in a manner that could reasonably be expected to impair the validity or enforceability of any Amendment Document or any Loan Document as amended thereby or materially impair the rights of or benefits available to the Lender, the Issuing Banks or the Administrative Agent under any Amendment Document or any Loan Document as amended thereby, (E) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument in a manner that could reasonably be expected to impair the validity or enforceability of any Amendment Document or any Loan Document as amended thereby or materially impair the rights of or benefits available to the Lenders, the Issuing Banks or the Administrative Agent under any Amendment Document or any Loan Document as amended thereby or (F) result in the creation or imposition under any such indenture, agreement or other instrument of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower.

(c) This Amendment has been duly executed and delivered by the Borrower and constitutes, and each other Amendment Document when executed and delivered by the Borrower will constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

(d) No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except such as have been made or obtained and are in full force and effect.

(e) The First Mortgage constitutes a valid and perfected first-priority Lien on the collateral purported to be encumbered thereby (subject to Liens permitted to exist by the terms of the First Mortgage), enforceable against all third parties in all jurisdictions, and secures the payment of all obligations of the Borrower under the First Mortgage Bond, and the execution, delivery and performance of this Amendment and the other Amendment Documents do not adversely affect the Lien of the First Mortgage.

(f) The representations and warranties set forth in the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Effective Date after giving effect to the Amendment Documents, except to the extent such representations and warranties expressly relate to an earlier date.

(g) No Default or Event of Default has occurred and is continuing either before or after giving effect to the Amendment Documents.

SECTION 5. Assignment of Loans, LC Disbursements and LC Participations to Reflect Revised Commitments.

(a) On the Effective Date, each Additional Commitment Lender shall purchase, as an assignment from the Exiting Lenders, such portions of the Exiting Lenders’ Commitments, Loans, unreimbursed LC Disbursements and participations in Letters of Credit outstanding at such time such that, after giving effect to such assignments, the respective aggregate amount of Commitments, Loans, unreimbursed LC Disbursements and participations in Letters of Credit of each Additional Commitment Lender shall be equal to its Pro Rata Share (determined by reference to Schedule 2.01 attached hereto) of the aggregate Commitments, Loans, unreimbursed LC Disbursements and participations in Letters of Credit outstanding. The purchase price for the Commitments, Loans, unreimbursed LC Disbursements and participations in Letters of Credit so assigned shall be the sum of (i) the principal amount of the Loans and unreimbursed LC Disbursements so assigned plus the amount of accrued and unpaid interest thereon as of the date of assignment, (ii) the amount of accrued and unpaid LC Participation Fees as of the date of assignment on the participations in Letters of Credit so assigned and (iii) the amount of accrued and unpaid Facility Fees as of the date of assignment on the Commitments so assigned. Each Additional Commitment Lender shall pay the aggregate purchase price payable by it to the Administrative Agent on the Effective Date, and the Administrative Agent shall promptly forward to each Exiting Lender the portion thereof payable to it. Upon payment of the applicable amounts to the Exiting Lenders, the Exiting Lenders shall automatically be deemed to have sold and made the applicable assignments to the Additional Commitment Lenders and shall be released from their respective obligations under the Loan Documents, and the Additional Commitment Lenders shall automatically be deemed to have purchased and accepted such assignments from the Exiting Lenders and, in the case of each Additional Commitment Lender not already a Lender under the Credit Agreement, shall become parties to the Credit Agreement and, to the extent of the interests assigned thereto, have the rights and obligations of Lenders under the Credit Agreement and the other Loan Documents.

(b) Without limiting the foregoing, upon the effectiveness of the assignments contemplated by clause (a) above, (i) each Exiting Lender shall be discharged from its Commitment and other obligations (other than the return of its Note) under the Credit Agreement and shall no longer be a Lender thereunder, (ii) the Borrower, the Administrative Agent and the Issuing Banks shall be deemed to have consented to the assignments effected pursuant to clause (a) above, and (iii) the Administrative Agent shall record the Commitments, Loans and LC Disbursements of each Additional Commitment Lender and each Exiting Lender as provided in Section 10.04 of the Credit Agreement to reflect such assignments.

SECTION 6. Effect of Amendment on Interest and Fee Rates. Changes in interest rates and fee rates effected by this Amendment shall apply with respect to interest and fees accruing on or after the Effective Date, and interest rates and fee rates in effect before the Effective Date shall apply with respect to interest and fees accrued before the Effective Date.

SECTION 7. Reference to and Effect on Loan Documents.

(a) On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the First Mortgage and all of the collateral described therein do and shall continue to secure the payment of all obligations under the First Mortgage Bond, as amended hereby.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Issuing Bank or any Lender under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents, except as expressly provided herein.

SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or e-mail shall be effective as delivery of an originally executed counterpart of this Amendment.

SECTION 9. Governing Law. THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. Headings. Section headings in this Amendment are for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature pages follow.]

The parties hereto have caused this Amendment to be executed by their respective duly authorized representatives as of the date first written above.

AVISTA CORPORATION

By:	/s/ Mark T. Thies

Name: Mark T. Thies
Title: Senior Vice President and Chief Financial Officer

First Amendment to Credit Agreement and Waiver Thereunder	S-1

UNION BANK, N.A., as Administrative Agent, an Issuing Bank and a Continuing Lender

By:	/s/ Bryan P. Read

Name:	Bryan P. Read
Title:	Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Issuing Bank and a Continuing Lender

By:	/s/ Tom Beil
Name: Tom Beil
Title: Senior Vice President

First Amendment to Credit Agreement and Waiver Thereunder	S-3

THE BANK OF NEW YORK MELLON, as a Continuing Lender

By:	/s/ Mark W. Rogers

Name:	Mark W. Rogers
Title:	Vice President

First Amendment to Credit Agreement and Waiver Thereunder	S-4

KEYBANK NATIONAL ASSOCIATION, as a Continuing Lender

By:	/s/ Keven D. Smith

Name:	Keven D. Smith
Title:	Senior Vice President

First Amendment to Credit Agreement and Waiver Thereunder	S-5

U.S. BANK NATIONAL ASSOCIATION, as a Continuing Lender

By:	/s/ Raymond J. Palmer

Name:	Raymond J. Palmer
Title:	Senior Vice President

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BANK OF AMERICA, N.A., as a Continuing Lender

By:	/s/ Mark N. Crawford

Name:	Mark N. Crawford
Title:	Senior Vice President

First Amendment to Credit Agreement and Waiver Thereunder	S-7

JPMORGAN CHASE BANK, N.A., as a Continuing Lender

By:	/s/ John E. Zur

Name:	John E. Zur
Title:	Authorized Officer

First Amendment to Credit Agreement and Waiver Thereunder	S-8

UBS LOAN FINANCE LLC, as a Continuing Lender

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans

Name:	Mary E. Evans
Title:	Associate Director

First Amendment to Credit Agreement and Waiver Thereunder	S-9

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Continuing Lender

By:	/s/ William O’Daly

Name:	William O’Daly
Title:	Director

By:	/s/ Sanja Gazahi

Name:	Sanja Gazahi
Title:	Associate

First Amendment to Credit Agreement and Waiver Thereunder	S-10

COBANK, ACB, as a New Lender

By:	/s/ Josh Batchelder

Name:	Josh Batchelder
Title:	Vice President

First Amendment to Credit Agreement and Waiver Thereunder	S-11

BANNER BANK, as a Continuing Lender

By:	/s/ Ben Luety

Name:	Ben Luety, CPA
Title:	Assistant Vice President

First Amendment to Credit Agreement and Waiver Thereunder	S-12

BANK HAPOALIM B.M., as an Exiting Lender

By:	/s/ Helen H. Gateson

Name:	Helen H. Gateson
Title:	Vice President

By:	/s/ Frederic S. Becker

Name:	Frederic S. Becker
Title:	Senior Vice President

First Amendment to Credit Agreement and Waiver Thereunder	S-13

CIBC INC., as an Exiting Lender

By:	/s/ Robert W. Casey Jr.

Name:	Robert W. Casey Jr.
Title:	Authorized Signatory

By:	/s/ Joshua J. Hogarth

Name:	Joshua J. Hogarth
Title:	Authorized Signatory

First Amendment to Credit Agreement and Waiver Thereunder	S-14

COMERICA BANK, as an Exiting Lender

By:	/s/ Steve Clear

Name:	Steve Clear
Title:	Vice President

First Amendment to Credit Agreement and Waiver Thereunder	S-15

FIRST COMMERCIAL BANK LTD.,
NEW YORK BRANCH, as an Exiting Lender

By:	/s/ Jason Lee

Name:	Jason Lee
Title:	Vice President and General Manager

First Amendment to Credit Agreement and Waiver Thereunder	S-16

SCOTIABANK INC., as an Exiting Lender

By:	/s/ J.F. Todd

Name:	J.F. Todd
Title:	Managing Director

First Amendment to Credit Agreement and Waiver Thereunder	S-17

SCHEDULE 2.01

Names, Commitments and Addresses of Lenders

Lender	Commitment
Union Bank, N.A. 445 South Figueroa Street Los Angeles, CA 90071 Attention: Bryan Read Telecopy: 213-236-4096	$60,000,000

Wells Fargo Bank, National Association 601 West 1st Avenue, Suite 900 Spokane, WA 99201 Attention: Tom Beil / Jessy Hummel Telecopy: 866-917-7929	$60,000,000

The Bank of New York Mellon BNY Mellon Center, Room 3600 Pittsburgh, PA 15258-0001 Attention: Mark W. Rogers Telecopy: 412-236-6112	$42,500,000

KeyBank National Association 601 108th Avenue Bellevue, WA 98004 Attention: Keven Smith Telecopy: 425-709-4348	$42,500,000

U.S. Bank National Association 101 South Capitol Boulevard Boise, ID 83712 Attention: Holland Williams Telecopy: 208-383-7574	$42,500,000

Bank of America, N.A. 800 5th Avenue, Floor 36 WA 1-501-36-06 Seattle, WA 98104 Attention: Mark Crawford Telecopy: 206-585-8638	$33,725,000

Lender	Commitment
JPMorgan Chase Bank, N.A. 10 South Dearborn Street, Floor 9 Chicago, IL 60603 Attention: John Zur Telecopy: 312-732-1762	$33,725,000

UBS Loan Finance LLC 677 Washington Boulevard Stamford, CT 06901 Attention: Denise Bushee Telecopy: 203-719-3888	$33,725,000

Credit Suisse AG, Cayman Islands Branch 11 Madison Avenue New York, NY 10010 Attention: William O’Daly Telecopy: 212-743-2254	$21,012,500

CoBank, ACB 5500 South Quebec Street Greenwood Village, CO 80111 Attention: Josh Batchelder Telecopy: 303-740-4120	$20,000,000

Banner Bank 802 West Riverside Avenue Spokane, WA 99201 Attention: Ben Luety Telecopy: 509-482-5765	$10,312,500

Total:	$400,000,000

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